Exhibit 99.1

ModSys International Ltd. “Modern Systems” Reports 2014 Fourth Quarter and Annual Financial Results

Tuesday March 31, 2014

SEATTLE, Washington — March 31, 2015 — ModSys International Ltd. “Modern Systems” (NASDAQ: MDSY) today announced fourth quarter and annual financial results for 2014. In the fourth quarter the company completed the merger with Sophisticated Business Solutions “Ateras”. In connection with the merger, we changed our name from BluePhoenix Solutions Ltd. to ModSys International Ltd. and our NASDAQ ticker symbol from BPHX to MDSY. We also changed the name of our main U.S. subsidiary to Modern Systems Corporation.

Revenue during the fourth quarter was $1.9M and 19% more than third quarter of $1.6M. For the full-year 2014, revenue was $7.2M vs. $8.5M in 2013 and an improvement in net loss in 2014 to ($3.4M) vs. ($4M) in 2013.

Matt Bell, Chief Executive Office and President, commented, “2015 marks a turning point for us as a company and we will switch from a company focused on cleaning up a business to one which grows revenue.  Modern Systems represents our new future as one of the largest independent modernization companies in our space.  We will look to grow the business in 2015.”

See related 8-K and 10-K filings for additional details.

Modern Systems will go over the following numbers during the quarterly conference call today at 4:30PM Eastern Daylight Savings Time. The call can be accessed by dialing 1-888-427-9376 within the United States, or via local US number 1-719-325-2393 if calling internationally, approximately five minutes prior to its scheduled commencement.

GAAP Results (in thousands US$)	Q4 2014	Q3 2014	Q4 2013
Revenues	1,894	1,594	2,042
Operating loss	(1,260)	(895)	(1,186)
Net loss	(942)	(778)	(1,437)
Loss per share, diluted	$(0.07)	$(0.07)	$(0.13)

Non-GAAP Results (in thousands US$)	Q4 2014	Q3 2014	Q4 2013
Revenues	1,894	1,594	2,042
Operating loss	(1,085)	(729)	(934)
Net loss	(823)	(660)	(1,161)
Loss per share, diluted	$(0.06)	$(0.06)	$(0.11)

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Non-GAAP financial measures

The release includes non-GAAP diluted earnings per share and other non-GAAP financial measures, including non-GAAP operating income and non-GAAP net income. These non-GAAP measures exclude the following items:

●	Amortization of intangible assets;
●	Stock-based compensation;
●	Gain on sale of subsidiary and Appbuilder ;
●	Revaluation of derivatives and discount amortization;
●	Net loss from discontinued operation.

The presentation of these non-GAAP financial measures should be considered in addition to Modern Systems’ GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Modern System’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding its performance by excluding certain charges and gains that may not be indicative of Modern Systems’ core business operating results. Modern Systems believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing Modern Systems’ performance. These non-GAAP financial measures also facilitate comparisons to Modern Systems’ historical performance. Modern Systems includes these non-GAAP financial measures because management believes they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision-making. Non-GAAP measures are reconciled to comparable GAAP measures in the table entitled “Unaudited Reconciliation of GAAP to Non-GAAP.”

About Modern Systems

ModSys International Ltd. (formerly known as BluePhoenix Solutions Ltd.) (”Modern Systems”) (NASDAQ: MDSY) is a legacy platform modernization provider. The Modern Systems portfolio includes a comprehensive suite of tools and services for automated database and application migration. Leveraging over 20 years of best-practice domain expertise, Modern Systems works closely with its customers to minimize risk and provide a clear path from legacy platforms like COBOL, Natural/Adabas and others to modern solutions like SQL, DB2, Java and more.  Modern Systems’ customers come from diverse industries and vertical markets such as automotive, banking and financial services, insurance, manufacturing, and retail.  Modern Systems has six offices in the United States, the United Kingdom, Italy, Romania, and Israel. Unless the context requires otherwise, all references in this press release to “we,” “our,” “us,” “the Company,” and “Modern Systems” refer to ModSys International Ltd. (formerly known as BluePhoenix Solutions Ltd.) and its subsidiaries.

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Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this release may be deemed forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and other Federal Securities laws. You can identify these and other forward-looking statements by the use of words such as “may,” “will,” “plans,” “believes,” “estimates,” “expects,” “predicts”, “intends,”  the negative of such terms, or other comparable terminology. Because such statements deal with future events, plans, projections, or future performance of the Company, they are subject to various risks and uncertainties that could cause actual results to differ materially from the Company’s current expectations. These risks and uncertainties include but are not limited to: the effects of the global economic and financial trends; market demand for the Company’s products; successful implementation of the Company’s products; changes in the competitive landscape, including new competitors or the impact of competitive pricing and products; and such other risks and uncertainties as identified in Modern Systems’ most recent Annual Report on Form 10-K and other reports filed by it with the SEC. Except as otherwise required by law, Modern Systems undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.  This press release is also available at www.modernsystems.com. All names and trademarks are their owners’ property.

Company Contact:

Rick Rinaldo, CFO

Modern Systems

www.modernsystems.com

rrinaldo@modernsystems.com

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MODSYS INTERNATIONAL LTD.

(FORMERLY : BLUEPHOENIX SOLUTIONS LTD.)

CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 31,	December 31,
	2014	2013

ASSETS

Current Assets:

Cash and cash equivalents	$449	$2,592
Restricted cash	8	35
Trade accounts receivable, net	2,479	1,960
Other current assets	176	239

Total Current Assets	3,112	4,826

Long-Term Assets:

Property and equipment, net	321	287
Goodwill	25,803	12,501
Intangible assets and others, net	5,587	-

Total Long-Term Assets	31,711	12,788

TOTAL ASSETS	$34,823	$17,614

LIABILITIES AND EQUITY

Current Liabilities:

Short-term bank credit and other	$1,269	$40
Trade accounts payable	1,230	886
Deferred revenues	546	719
Other current liabilities	989	902

Total Current Liabilities	4,034	2,547

Long-Term Liabilities

Accrued severance pay, net	229	290
Loans from others	114	162
Derivative liabilities - warrants	-	311
Other non-current liabilities	40	-

Total Long-Term Liabilities	383	763

Total Equity	30,406	14,304

TOTAL LIABILITIES AND EQUITY	$34,823	$17,614

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MODSYS INTERNATIONAL LTD.

(FORMERLY : BLUEPHOENIX SOLUTIONS LTD.)

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2014	2013	2014	2013
	Unaudited

Revenues	$1,894	$2,042	$7,240	$8,537

Cost of revenues	1,023	1,267	4,076	4,489
Gross profit	871	775	3,164	4,048

Research and development costs	239	460	932	1,508

Selling, general and administrative expenses	1,892	1,501	6,044	6,305

Gain on sale of subsidiary and Appbuilder				(786)

Total operating expenses	2,131	1,961	6,976	7,027

Operating loss	(1,260)	(1,186)	(3,812)	(2,979)

Financial income (expense), net	22	(47)	115	(114)

Loss before taxes on income	(1,238)	(1,233)	(3,697)	(3,093)

Taxes on income	(4)	238	25	297

Net loss from continued operation	(1,234)	(1,471)	(3,722)	(3,390)

Net loss from discontinued operation				399
Net loss	(1,234)	(1,471)	(3,722)	(3,789)

Net result attributed to non-controlling interests	(292)	(34)	(327)	243

Loss attributed to ModSys International Ltd. shareholders	$(942)	$(1,437)	$(3,395)	$(4,032)

Loss per share:

From continued operation- basic and diluted	$(0.07)	$(0.13)	$(0.28)	$(0.34)

From discontinued operation- basic and diluted	$0.00	$0.00	$0.00	$(0.03)

Attributed to the shareholders	$(0.07)	$(0.13)	$(0.28)	$(0.37)

Shares used in per share calculation:
Basic and diluted	13,695	11,025	12,020	10,770

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MODSYS INTERNATIONAL LTD.

(FORMERLY : BLUEPHOENIX SOLUTIONS LTD.)

CONSOLIDATED STATEMENTS OF OPERATIONS - NON-GAAP

(In thousands, except per share data)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2014	2013	2014	2013
	Unaudited		Unaudited
	Sheet 2	PY	Sheet 2	PY
Revenues	$1,894	$2,042	$7,240	$8,537

Cost of revenues	1,023	1,147	4,076	4,212
Gross profit	871	895	3,164	4,325

Research and development costs	239	460	932	1,508

Selling, general and administrative expenses	1,717	1,368	5,317	5,706

Gain on sale of subsidiary and Appbuilder	-	-	-	-

Total operating expenses	1,956	1,828	6,249	7,214

Operating loss	(1,085)	(934)	(3,085)	(2,889)

Financial income (expense), net	34	23	35	97

Loss before taxes	(1,119)	(957)	(3,120)	(2,986)

Taxes on income	(4)	238	25	297

Net loss from continued operation	(1,115)	(1,195)	(3,145)	(3,283)

Net loss from discontinued operation	-	-	-	-
Net loss	(1,115)	(1,195)	(3,145)	(3,283)

Net result attributed to non-controlling interests	(292)	(34)	(327)	243

Loss attributed to ModSys International Ltd. shareholders	$(823)	$(1,161)	$(2,818)	$(3,526)

Loss per share:

From continued operation- basic and diluted	$(0.06)	$(0.11)	$(0.23)	$(0.33)

From discontinued operation- basic and diluted	$0.00	$0.00	$0.00	$0.00

Attributed to the shareholders	$(0.06)	$(0.11)	$(0.23)	$(0.33)

Shares used in per share calculation:
Basic and diluted	13,695	11,025	12,020	10,770

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MODSYS INTERNATIONAL LTD.

(FORMERLY : BLUEPHOENIX SOLUTIONS LTD.)

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share data)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2014	2013	2014	2013
	Unaudited		Unaudited

GAAP gross profit	$871	$775	$3,164	$4,048

Amortization of intangible assets	-	120	-	277
Expenses related to cost saving plan and one time charges	-	-	-	-
Non-GAAP gross profit	$871	$895	$3,164	$4,325

GAAP operating loss	$(1,260)	$(1,186)	$(3,812)	$(2,979)

Amortization of intangible assets	-	120	-	277
Expenses related to cost saving plan and one time charges	-	-	-	-
Stock-based compensation	175	132	727	599
Gain on sale of subsidiary and Appbuilder	-	-	-	(786)
Non-GAAP operating loss	$(1,085)	$(934)	$(3,085)	$(2,889)

GAAP net loss attributed to BluePhoenix	$(942)	$(1,437)	$(3,395)	$(4,032)

Amortization of intangible assets	-	120	-	277
Expenses related to cost saving plan and one time charges	-	-	-	-
Stock-based compensation	175	132	727	599
Gain on sale of subsidiary and Appbuilder	-	-	-	(786)
Revaluation of derivatives and discount amortization	(57)	24	(150)	17
Net loss from discontinued operation	-	-	-	399

Non-GAAP net loss attributed to BluePhoenix	$(824)	$(1,161)	$(2,818)	$(3,526)

Shares used in diluted earnings per share calculation	13,695	11,025	12,020	10,770

Non - GAAP diluted loss per share	$(.06)	$(0.11)	$(0.23)	$(0.33)

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MODSYS INTERNATIONAL LTD.

(FORMERLY: BLUEPHOENIX SOLUTIONS LTD.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2014	2013	2014	2013
	Unaudited
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,234)	$(1,471)	$(3,722)	$(3,789)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	21	166	89	432
Decrease in accrued severance pay, net	(26)	(104)	(61)	(118)
Stock–based compensation	175	132	727	599
Change in fair value of derivatives	(57)	24	(150)	17
Gain on sale of subsidiary and Appbuilder	-	-	-	(414)
Loss on sale of property and equipment	-	144	-	144
Changes in operating assets and liabilities:
Decrease (increase) in trade receivables	1,016	(80)	575	681
Decrease in other current assets	246	522	250	503
Decrease in trade payables	(507)	(131)	(296)	(419)
Decrease in other current liabilities and deferred revenues	(258)	(441)	(886)	(388)

Net cash used in operating activities	(624)	(1,239)	(3,474)	(2,752)

CASH FLOWS FROM INVESTING ACTIVITIES:
Restricted cash	27	-	27	-
Purchase of property and equipment	(9)	(10)	(51)	(19)
Proceeds from sale of subsidiary and Appbuilder	-	-	-	800
Proceeds from acquisition of subsidiary	14	-	14

Net cash provided by (used in) investing activities	32	(10)	(10)	781

CASH FLOWS FROM FINANCING ACTIVITIES:
Short term bank credit	706	-	1,229	(216)
Exercise of warrants	160	-	160	40
Issuance of shares, net	-	2,290		2,290
Repayment of long term loan	(48)	(111)	(48)	(111)

Net cash provided by financing activities	818	2,179	1,341	2,003

NET CASH INCREASE (DECREASE) IN CASH AND CASH EQUVIALETS	226	930	(2,143)	32
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	223	1,662	2,592	2,560
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$449	$2,592	$449	$2,592

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